Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2013

A Special Meeting of Contract Owners of the Subaccounts of the Variable Accounts that invest in the Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio and Thrivent Partner Socially Responsible Stock Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (the “Fund”), was held on August 2, 2013. The Contract Owners of each Subaccount approved merging the Portfolios listed below into the Thrivent Large Cap Stock Portfolio effective August 16, 2013.

Target Portfolio		Acquiring Portfolio
Thrivent Partner Socially Responsible Stock Portfolio	→	Thrivent Large Cap Stock Portfolio
Thrivent Partner All Cap Growth Portfolio	→	Thrivent Large Cap Stock Portfolio
Thrivent Partner All Cap Value Portfolio	→	Thrivent Large Cap Stock Portfolio

As described in the prospectuses for Contracts offered by the Variable Accounts listed above, we allocate premiums based on your designation to one or more Subaccounts of the Variable Account associated with your Contract. The assets of each Subaccount are invested in a corresponding Portfolio of the Fund. At the close of business on August 16, 2013, the portion of any purchase payment or other transaction allocated to a subaccount that invests in the Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, and/or Thrivent All Cap Value Portfolio will be automatically reallocated to the Thrivent Large Cap Stock Portfolio. As a result of these mergers, the shares of each of the above Portfolios that fund benefits under your variable contract or retirement plan automatically will be exchanged for an equal dollar value of shares of the Thrivent Large Cap Stock Portfolio.

Effective August 16, 2013:

•

The name of Thrivent Balanced Portfolio of the Fund has changed to become “Thrivent Balanced Income Plus Portfolio.” Consequently, the Subaccount has changed its name to “Thrivent Balanced Income Plus Portfolio Subaccount.” All references to Thrivent Balanced Portfolio or Thrivent Balanced Subaccount are replaced by the new names.

•

The name of Thrivent Mortgage Securities Portfolio of the Fund has changed to become “Thrivent Opportunity Income Plus Portfolio.” Consequently, the Subaccount has changed its name to “Thrivent Opportunity Income Plus Portfolio Subaccount.” All references to Thrivent Mortgage Securities Subaccount are replaced by the new name.

•

The name of Thrivent Equity Income Plus Portfolio of the Fund has changed to become “Thrivent Growth and Income Plus Portfolio.” Consequently, the Subaccount has changed its name to “Thrivent Growth and Income Plus Portfolio Subaccount.” All references to Thrivent Equity Income Plus Subaccount are replaced by the new name.

The date of this Supplement is August 6, 2013

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Please include this Supplement with your Prospectus